UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2013

ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL		60047
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01.	Other Events.

On May 17, 2013, ACCO Brands Corporation issued a press release announcing that it had commenced an offer to enable holders of its outstanding privately placed $500 million aggregate principal amount of 6.75% Senior Notes due 2020 (the “Old Notes”) to exchange the Old Notes for a like principal amount of 6.75% Senior Notes due 2020 that have been registered under the Securities Act of 1933, as amended.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are included with this report:

Exhibit Number	Description of Exhibit
99.1	Press release announcing exchange offer dated May 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: May 17, 2013	By:	/s/Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release announcing exchange offer dated May 17, 2013.